UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 13, 2014

Graco Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-9249	41-0285640
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88-11th Avenue Northeast Minneapolis, Minnesota	55413
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 623-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule-425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2014, the Board of Directors of the Company approved an amendment to the Company’s Restated Articles of Incorporation that changed the Company’s registered agent in Minnesota from Corporation Service Company to CT Corporation System, Inc. The amendment became effective on June 13, 2014. A copy of the Company’s Restated Articles of Incorporation is filed as Exhibit 3.1 hereto and is incorporated by reference in this Current Report on Form 8-K.

Item 9.01             Financial Statements and Exhibits.

            (d)                      Exhibits

                                       3.1         Restated Articles of Incorporation, as amended June 13, 2014.

EXHIBIT INDEX

Exhibit	Description

3.1	Restated Articles of Incorporation, as amended June 13, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.

Date: June 16, 2014		By:	/s/ Karen Park Gallivan
Karen Park Gallivan
	Its:	Vice President, General Counsel and Secretary